J.P. Morgan Funds
Supplement   dated   September   18,  1998,   as  applicable  to  the  following
Prospectuses:

J.P. Morgan Emerging Markets Debt Fund, dated March 2, 1998
J.P. Morgan Fixed Income Funds (Combined), dated March 13, 1998

The Trustees have approved the elimination of the funds, credit rating quality restrictions effective October 5, 1998. Therefore the following changes to the prospectus are being made.

The paragraph under the heading "Investment Approach" is deleted and replaced with the following:

The fund invests primarily in debt securities from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom, and most Western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the fund's duration will generally range between four and six years, similar to that of the Emerging Markets Bond Index Plus. The Fund does not have any minimum quality rating standard and may therefore invest without limit in securities that are rated in the lowest rating categories (or are the unrated equivalent).


The following replaces the second paragraph of the "Potential Risks And Rewards" section:

     Because the fund may invest more than 5% of its assets in a single issuer and its primary securities combine the risks of emerging markets and low credit quality, its performance is likely to be more volatile than that of other fixed income investments. Lower rated securities offer higher potential yields, but they are speculative in that they involve greater risk of principal loss and are more sensitive to economic changes and industry developments than investment grade bonds. The fund has the potential to produce high total return over time, but investors should be prepared to ride out periods of negative total return.